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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-346706 of Hydril Company on Form S-8 of our report dated February 28, 2001, appearing in this Annual Report on Form 10-K of Hydril Company for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP
Houston, Texas
March 23, 2001